Receivable due from related party	12 Months Ended
Dec. 31, 2019
Disclosure of transactions between related parties [abstract]
Receivable due from related party [Text Block]

6. Receivable due from related party

Under the JVA, the Company entered into a services agreement with the JV whereby the Company will remain manager and operator of the AGM. In consideration for the Company’s services as manager and operator, the JV will pay the Company an annual fee of $6.0 million (adjusted annually for inflation). During the year ended December 31, 2019, the Company earned a service fee of $5.0 million (year ended December 31, 2018 – $1.9 million). For the year ended December 31, 2019, the service fee was comprised of a gross service fee of $6.0 million, respectively, less withholding taxes payable in Ghana of $1.0 million (year ended December 31, 2018 – gross service fee of $2.5 million less withholding taxes of $0.6 million). As at December 31, 2019, the Company had a receivable due from the JV in respect of the service fee in the amount of $4.2 million, net of withholding taxes (December 31, 2018 - $2.3 million).

All transactions with related parties have occurred in the normal course of operations and were measured at the exchange amount agreed to by the parties. All amounts are unsecured, non-interest bearing and have no specific terms of settlement.